UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Glucotrack, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2024

Glucotrack, Inc.

301 Rte. 17 North, Suite 800
Rutherford, NJ 07070

(201) 842-7715

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on      , 2024

To the Stockholders of Glucotrack, Inc:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Glucotrack, Inc., a Delaware corporation (the “Company”), will be held exclusively online via the Internet on        , 2024, at         a.m. (Eastern Time), for the following purposes (which are more fully described in the Proxy Statement, which is attached and made a part of this Notice):

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock, par value $0.001 per share (the “common stock”) issuable by the Company upon exercise of the Series A Common Warrants and the Series B Common Warrants (as defined in the Proxy Statement) (the “Issuance Proposal” or “Proposal 1”);

2.	To approve an amendment to Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-2 and 1-for-20 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal 2”);

3.	To approve an amendment to Article IV of the Company’s Certificate of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 shares to 250,000,000 shares (the “Charter Amendment Proposal” or “Proposal 3”); and

4.	To adopt and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve the Issuance Proposal, the Reverse Stock Split Proposal, and the Charter Amendment Proposal at the Special Meeting (the “Adjournment Proposal” or “Proposal 4”); and

5.	To transact such other business as may properly come before the Special Meeting.

The Board of Directors unanimously recommends that stockholders vote “FOR” each of Proposal 1, Proposal 2, Proposal 3, and Proposal 4. The Board of Directors’ reasons for seeking approval of each of the proposals are set forth in the attached Proxy Statement. The Company does not expect a vote to be taken on any other matters at the Special Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on November 8, 2024, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof.

The accompanying proxy statement for the Special Meeting (the “Proxy Statement”) contains important information about the Special Meeting and each of the proposals. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

The proxy statement for the Special Meeting is dated November     , 2024, and is being distributed or made available to stockholders on or about that date.

The Special Meeting will be presented exclusively online at https://www.virtualshareholdermeeting.com/GCTK2024SM2. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions to management during the Special Meeting by visiting www.proxyvote.com and entering the 16-digit control number received with your proxy card. We recommend that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

Your vote is important. Whether or not you plan to attend the virtual Special Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Special Meeting. Instructions for voting are described in the Proxy Statement and the proxy card.

You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

/s/ Paul Goode
Paul Goode Chief Executive Officer

Rutherford, New Jersey

, 2024

TABLE OF CONTENTS

Page
PROXY STATEMENT	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1: PROPOSAL TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE FULL ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY UPON EXERCISE OF THE SERIES A COMMON WARRANTS AND THE SERIES B COMMON WARRANTS	7
PROPOSAL 2: APPROVAL OF REVERSE STOCK SPLIT	10
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK	17
PROPOSAL 4: ADJOURNMENT PROPOSAL	19
HOUSEHOLDING	19
STOCKHOLDER PROPOSALS	19

i

GLUCOTRACK, INC.

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held on       , 2024

The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Glucotrack, Inc., a Delaware corporation, to be held exclusively online via the Internet on     , 2024, at        a.m. (Eastern time) at https://www.virtualshareholdermeeting.com/GCTK2024SM2. The enclosed proxy is for use at the special meeting of stockholders (the “Special Meeting”) and any postponement or adjournment thereof. Unless the context requires otherwise, references to “Glucotrack,” “the Company,” “we,” “our,” and “us” in this Proxy Statement refer to Glucotrack, Inc.

In accordance with the bylaws of the Company (as they may be amended, supplemented or otherwise modified from time to time, the “Bylaws”), the Special Meeting has been called for the following purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock, par value $0.001 per share (“common stock”) issuable by the Company upon exercise of the Series A Warrants and the Series B Warrants (as defined below) (the “Issuance Proposal” or “Proposal 1”);

2.	To approve an amendment to Article IV of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-2 and 1-for-20 (the “Reverse Stock Split”), with such ratio to be determined at the sole discretion of the board of directors of the Company (the “Board”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal” or “Proposal 2”);

3.	To approve an amendment to Article IV of the Company’s Certificate of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 shares to 250,000,000 shares (the “Charter Amendment Proposal” or “Proposal 3”); and

4.	To adopt and approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve the Issuance Proposal, the Reverse Stock Split Proposal, and the Charter Amendment Proposal at the Special Meeting (the “Adjournment Proposal” or “Proposal 4”); and

5.	To transact such other business as may properly come before the Special Meeting.

Stockholders of record at the close of business on November 8, 2024, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. We intend to mail this Proxy Statement, together with a proxy card, on or about        , 2024, to all stockholders entitled to vote at the Special Meeting.

1

Questions and Answers about the Special Meeting and Voting

Q:	Who may attend the Special Meeting?

A:	Attendance at the Special Meeting will be limited to those persons who were stockholders, or held Glucotrack common stock through a broker, bank or other nominee, at the close of business on November 8, 2024, the Record Date for the Special Meeting.

Q:	Who may vote at the Special Meeting?

A:	Our Board of Directors (“Board”) set November 8, 2024, as the Record Date for the Special Meeting. If you owned shares of our common stock at the close of business on November 8, 2024, you may attend and vote at the Special Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of November 8, 2024, there were 5,772,026 shares of our common stock outstanding and entitled to vote at the Special Meeting.

Q:	How do I vote my shares if I hold my shares through a broker rather than directly?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to vote at the Special Meeting.

If your shares are held in a brokerage account, bank or by another nominee or trustee, you are considered the beneficial owner of shares held in “street” name. In that case, the proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instructions included in the proxy materials. As the beneficial owner, you are also invited to attend the Special Meeting, but because the beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Special Meeting.

As indicated above, if your shares are held in “street” name by a broker, bank, or other nominee, they should send you instructions that you must follow in order to have your shares voted at the Special Meeting.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●	Via the Internet by accessing the proxy materials on the secured website www.proxyvote.com and following the voting instructions on that website. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on , 2024, the day before the Special Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded;

●	Via telephone by calling toll free 1-800-690-6903 and following the recorded instructions. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on , 2024, the day before the Special Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded; or

●	By completing, dating, signing and returning the proxy card. If you received the proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it. Your proxy card must be received by the close of business on , 2024, the day before the Special Meeting.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on      , 2024, the day before the Special Meeting. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board, as permitted by law.

2

Q:	How will my shares be voted?

A:	All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed by you in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” the Issuance Proposal, the Reverse Stock Split Proposal, the Charter Amendment Proposal, and the Adjournment Proposal, and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q:	Is my vote confidential?

A:	Yes, your vote is confidential. The only persons who have access to your vote are the inspector of election, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Q:	What is the quorum requirement for the Special Meeting?

A:	One third (1/3) of our outstanding shares of common stock entitled to vote, as of the Record Date, must be present at the Special Meeting in person or by proxy in order for us legally to hold the Special Meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Special Meeting if you:

●	Are present and entitled to vote in person at the Special Meeting; or

●	Properly submitted a proxy card or voter instruction card.

If you are present in person or by proxy at the Special Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote for purposes of establishing a quorum. Broker non-votes are not counted for determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. The proposals listed in this Proxy Statement state the votes needed to approve the proposed actions.

Q:	What proposals will be voted on at the Special Meeting?

A:	The following proposals will be voted on at the Special Meeting:

●	The approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the full issuance of shares of common stock issuable by the Company upon exercise of the Series A Warrants and the Series B Warrants (the “Issuance Proposal”);

●	The approval of an amendment to Article IV of the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-2 and 1-for-20, with such ratio to be determined at the sole discretion of the Board (the “Reverse Stock Split”) and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”);

●	To approve an amendment to Article IV of the Company’s Certificate of Incorporation to increase the number of our authorized shares of common stock from 100,000,000 shares to 250,000,000 shares (the “Charter Amendment Proposal”); and

●	To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if it is determined by the Company that more time is necessary or appropriate to approve the Issuance Proposal, the Reverse Stock Split Proposal, and the Charter Amendment Proposal at the Special Meeting (the “Adjournment Proposal”).

3

Q:	What are the recommendations of the Board of Directors?

A:	The Board of Directors unanimously recommends that you vote:

●	“FOR” the Issuance Proposal;

●	“FOR” the Reverse Stock Split Proposal;

●	“FOR” the Charter Amendment Proposal; and

●	“FOR” the Adjournment Proposal.

Q:	What does it mean to vote by proxy?

A:	When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will have designated proxy holders for the Special Meeting.

Any proxy given pursuant to this solicitation and received in time for the Special Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the Issuance Proposal, the Reverse Stock Split Proposal, the Charter Amendment Proposal, and the Adjournment Proposal. With respect to any other proposal that properly comes before the Special Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

Q:	What are the voting rights of stockholders?

A:	Each share of our common stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on. No dissenters’ rights are provided under the Delaware General Corporation Law (the “DGCL”), our Certificate of Incorporation or our Bylaws with respect to any of the proposals described in this Proxy Statement.

Q:	How many votes are required to approve each proposal?

A:

Issuance Proposal. The approval of the Issuance Proposal requires that a quorum exist and the affirmative vote of the majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the Issuance Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Issuance Proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Issuance Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Issuance Proposal.

Reverse Stock Split Proposal. The approval of the Reverse Stock Split Proposal requires that a quorum exist and the affirmative vote of the majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the Reverse Stock Split Proposal. The Reverse Stock Split Proposal is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on the Reverse Stock Split Proposal. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on the Reverse Stock Split Proposal. .

Charter Amendment Proposal. The approval of the Charter Amendment Proposal requires that a quorum exist and the affirmative vote of the majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter be voted in favor of the Charter Amendment Proposal. The Charter Amendment Proposal is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on the Charter Amendment Proposal. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on the Charter Amendment Proposal.

Adjournment Proposal. For the Adjournment Proposal to be approved, the number of votes cast in favor of approval of the Adjournment Proposal must represent a majority of all those outstanding shares that (a) are present or represented by proxy at the Special Meeting, and (b) are cast either affirmatively or negatively on the proposal. The Adjournment Proposal is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on the Adjournment Proposal. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on the Adjournment Proposal.

4

Q:	Can I access these proxy materials on the Internet? How long will they be available?

A:	Yes. The Notice of Special Meeting and Proxy Statement are available for viewing, printing, and downloading at www.proxyvote.com. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:	How can I revoke or change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Special Meeting by:

●	Filing a written notice of revocation bearing a later date than the proxy with our Chief Executive Officer at Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, New Jersey 07070, at or before the taking of the vote at the Special Meeting;

●	Duly executing a later-dated proxy relating to the same shares and delivering it to our Chief Executive Officer at Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, New Jersey 07070, at or before the taking of the vote at the Special Meeting;

●	Attending the Special Meeting virtually and vote your shares (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy); or

●	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on , 2024, the day before the Special Meeting (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the Special Meeting if you obtain a legal proxy from them and register to attend the Special Meeting as described in the answers to previous questions.

Q:	Where can I find the voting results of the Special Meeting?

A:	We plan to announce the preliminary voting results at the Special Meeting. We will publish the results in a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q:	Who is paying for this Proxy Statement and the solicitation of my proxy, and how are proxies solicited?

A:

Proxies are being solicited by the Board of Directors for use at the Special Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company also has engaged Broadridge as the Company’s proxy solicitor to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Broadridge an estimated fee of approximately $25,000, as well as reasonable and customary documented expenses. The Company has also agreed to indemnify Broadridge and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

Q:	Who can help answer my questions?

A:	If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the Proxy Statement or proxy card, you may contact Broadridge at:

Broadridge

P.O. Box 1341

Brentwood, New York 11717

Telephone: 1-800-579-1639

Email: sendmaterial@proxyvote.com

You may also contact the Company at:

Glucotrack, Inc.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

Telephone: (201) 842-7715

Attention: Corporate Secretary

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the date of this Proxy Statement, unless otherwise noted below, for the following:

●	each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

●	each of our named executive officers;

●	each director; and

●	all current directors and executive officers as a group.

Applicable percentage ownership is based on 14,494,983 shares of our common stock outstanding as of the date of this Proxy Statement, unless otherwise noted below, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after the date of this Proxy Statement, and warrants currently vested, or vesting within 60 days after the date of this Proxy Statement, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership	Percent of Ownership
Named Executives and Directors
Drinda Benjamin	(1)	35,345	*
Allen E. Danzig		8,469	*
Dr. Robert Fischell	(2)	12,231	*
Paul Goode	(3)	382,683	2.7%
James Cardwell		—	—
Erin Carter		27,203	*
Luis Malave		22,437	*
Vincent Wong	(4)	9,197	*
Mark Tapsak	(5)	34,953	*
James Thrower	(6)	54,075	*
John A Ballantyne	(7)	8,503,080	44.0
Andrew Balo		—	—

All directors and officers as a group (12 persons)		9,089,673	47.0%

Over 5% Shareholders
John A Ballantyne Rev Trust 08/01/2017	(8)	8,503,080	44.0%
Andrew Sycoff	(9)	859,749	6.0%

* Less than 1.0%.

(1)	Ownership includes (i) 793 shares of common stock owned individually and (ii) 34,552 options deemed vested within 60 days of the date of this proxy statement.

(2)	Ownership includes (i) 10,266 shares of common stock owned individually, (ii) 663 shares of common stock owned jointly by Dr. Fischell and his wife; and (iii) 639 options deemed vested within 60 days of the date of this proxy statement.

(3)	Ownership includes (i) 275,152 shares of common stock owned individually, (ii) 65,531 options deemed vested within 60 days of the date of this proxy statement, and (iii) 42,000 warrants.

(4)	Ownership includes (i) 1,587 shares of common stock owned individually and (ii) 7,610 options deemed vested within 60 days of the date of this proxy statement.

(5)	Ownership includes: (i) 1,587 shares of common stock owned directly (ii) 300 shares of common stock owned by Stephen Tapsak, son of Mark Tapsak, and iii) 31,246 options deemed vested within 60 days of the date of this proxy statement.

(6)	Ownership includes (i) 1,587 shares of common stock owned individually and (ii) 52,488 options deemed vested within 60 days of the date of this proxy statement.

(7)	Ownership includes: (i) 3,660,750 shares of common stock and (ii) 4,842,330 warrants exercisable within 60 days of the date of this proxy statement, beneficially owned by John A. Ballantyne who has voting and investment control over the shares held by John A. Ballantyne Rev Trust 08/01/2017.

(8)	Ownership includes: (i) 3,660,750 shares of common stock and (ii) 4,842,330 warrants exercisable within 60 days of the date of this proxy statement owned by John A. Ballantyne Revocable Trust 08/01/2017. The address of John A. Ballantyne Rev Trust 08/01/2017 is 7410 Claire Drive South, Fargo ND 58104. John A. Ballantyne has voting and investment control over the shares of common stock held by John A. Ballantyne Rev Trust 08/01/2017.

(9)	Ownership includes (i) 312,263 shares of common stock owned by Mr. Sycoff; (ii) 23,299 shares of common stock owned by Andrew Garrett, Inc., and (iii) 515,187 shares held by Alma Diversified Holdings LLC, an entity owned by Sharon Sycoff, the wife of Mr. Sycoff. Mr. Sycoff has voting power and investment control over the shares of common stock held by Andrew Garrett, Inc. Sharon Sycoff has voting power and investment control over the shares and warrants held by Alma Diversified Holdings LLC, and Mr. Sycoff disclaims beneficial ownership of the shares held by Alma Diversified Holdings LLC.

6

PROPOSAL 1

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE FULL ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY UPON EXERCISE OF THE COMMON WARRANTS

Overview

Securities Purchase Agreement, Offering, and Concurrent Private Offering

On November 13, 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages therein (collectively, the “Purchasers”), pursuant to which the Company sold in a public offering (the “Offering”), pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), an aggregate of (i) 2,437,340 shares (the “Shares”) of its common stock (ii) 4,756,900 pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 4,756,900 shares of common stock in lieu of Shares, (iii) 7,194,240 Series A Warrants (the “Series A Warrants”) to purchase up to 7,194,240 shares of common stock (the “Series A Warrant Shares”) and (iv) 7,194,240 Series B Warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Common Warrants”) to purchase up to 7,194,240 shares of common stock (“the “Series B Warrant Shares” together with the Series A Warrant Shares, the “Warrant Shares”). The Offering, including the issuance of the Common Warrants is hereinafter referred to as the “Transaction.”

In a private placement offering completed concurrently with the Offering (the “Concurrent Private Offering”), an existing investor, which is controlled by a director of the Company (the “Investor”), converted approximately $4,093,112 of debt, which represented the then outstanding principal and accrued interest under a convertible promissory note dated July 30, 2024 (the “Debt”). The Debt was converted to common stock and Common Warrants on substantially the same terms as the Offering, resulting in the issuance of 2,640,717 shares of common stock, 2,640,717 accompanying Series A Common Warrants, and 2,640,717 accompanying Series B Common Warrants, based on a conversion price of $1.55 per share, which is equal to the consolidated closing bid price of the common stock on the Nasdaq Capital Market on November 12, 2024. The common stock and the Common Warrants issued in connection with the Concurrent Private Offering are not registered under the Securities Act and were offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder.

Each Series A Common Warrant has an exercise price per share of $1.81 and will be exercisable beginning on the date on which Stockholder Approval (as defined below) is received and deemed effective (the “Initial Exercise Date” or the “Stockholder Approval Date”). The Series A Warrants will expire on the five-year anniversary of the Initial Exercise Date. The Series B Warrants will have an exercise price per share of $1.81 and will be exercisable beginning on the Initial Exercise Date. The Series B Warrants will expire on the two and one-half year anniversary of the Initial Exercise Date. The issuance of Common Warrant Shares upon exercise of the Common Warrants is subject to stockholder approval under Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”) (“Stockholder Approval” and the date on which Stockholder Approval is received and deemed effective, the “Stockholder Approval Date”).

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The following adjustments are contained within the Common Warrants:

a. The reduction of the Common Warrants’ exercise price to a price equal to the lesser of (i) the then exercise price and (ii) the lowest volume weighted average price (“VWAP”) during the period commencing five trading days immediately preceding and the five trading days commencing on the date the Company effects a reverse stock split in the future with a proportionate increase in the number of shares underlying the Common Warrants;

b. The adjustment contained within the Series A Warrants, providing for a reduction to the exercise price and a proportionate increase in the number of shares underlying the Series A Warrants upon issuance of the common stock or common stock equivalents at a price per share that is less than the exercise price of each Series A Warrant;

c. A reduction to the exercise price to equal the lowest of (i) the exercise price then in effect, (ii) the lowest daily VWAP for the 10-trading day period commencing on the first trading day following the Shareholder Approval Date, and ending following the close of trading on the 10th trading day thereafter, and (iii) the lowest VWAP during the period commencing five (5) consecutive trading days immediately preceding the eleventh (11th) trading day following the Stockholder Approval Date;

d. The provision contained within the Series B Warrants providing for an alternative cashless exercise feature pursuant to which the holder of the Series B Warrant has the right to receive an aggregate number of shares of common stock equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cashless exercise of the Series B Warrant and (y) 3.0; and

e. Upon the Stockholder Approval Date any Adjustment to the Warrants will be subject to a floor price of $0.28 (collectively (a)-(e), the “Adjustments” and, each an “Adjustment”).

Pursuant to the Purchase Agreement, the Company has agreed to call a Special Meeting of its stockholders to approve the Transaction, including, without limitation, the issuance of all of the Warrant Shares underlying the Common Warrants issued in the Offering and Concurrent Private Offering.

Why We are Seeking Stockholder Approval of the Issuance Proposal

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(d).

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding common stock at a price less than the “Minimum Price.” Because (i) no additional consideration was paid by the Purchaser and the Investor for the Common Warrants, and (ii) the exercise in full of the Common Warrants (including shares of common stock issuable in connection with any Adjustment), taken together with the sale of the Shares and Pre-Funded Warrants to the Purchasers and Investor in the Offering and the Concurrent Private Offering, would have resulted in the issuance of more than 20% of our outstanding shares of common stock, Nasdaq Listing Rule 5635(d) is implicated by the issuance of the Common Warrants. Accordingly, in order to comply with Nasdaq Listing Rule 5635(d), the Common Warrants include a provision under which they may not be exercised until we have obtained Stockholder Approval.

Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit the issuance of the maximum number of Warrant Shares issuable pursuant to the terms of the Common Warrants.

If the Company does not obtain stockholder approval at the Special Meeting, the Company will not be able to issue to the Purchasers and Investor the number of shares to which they would otherwise be entitled upon full exercise of the Common Warrants, which could require the Company to pay substantial cash amounts in lieu of delivering those shares.

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreement and the Common Warrants. The full texts of the Common Warrants were included as exhibits to our Current Report on Form 8-K filed with the SEC on November 14, 2024.

Effect on Current Stockholders if the Issuance Proposal is Approved

Each additional share of common stock that would be issuable to the Purchasers and the Investor would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of common stock to the Purchasers and Investor pursuant to the terms of the Common Warrants will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility.

If approved, the outstanding Common Warrants are exercisable for a maximum of an aggregate of 254,303,888 shares of common stock.

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Effect on Current Stockholders if the Issuance Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Purchase Agreement or the Common Warrants, as the Company has already done so, and such documents already are binding obligations of the Company . The failure of the Company’s stockholders to approve the Issuance Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company. If the stockholders do not approve this proposal, the Company will be required to pay the Purchasers and Investor in cash in lieu of delivering Warrant Shares.

The Company’s ability to successfully implement its business plans and ultimately generate value for its stockholders is dependent upon its ability to raise capital and satisfy its ongoing business needs. If the Company is required to satisfy its obligations under the Purchase Agreement and the Common Warrants in cash rather than Common Stock, the Company likely will not have the capital necessary to fully satisfy its ongoing business needs, the effect of which will materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans. Additionally, it may be necessary for the Company to acquire additional financing in order to satisfy its obligations under the Common Warrants in cash, which financing may not be available on advantageous terms, or at all, and which in any event will result in the incurrence of additional transaction expenses.

Further, pursuant to the Purchase Agreement, if the Company does not obtain Stockholder Approval of the Issuance Proposal at the Special Meeting, each Purchaser shall be refunded all consideration paid for the Common Warrants purchased by such Purchaser as promptly as practicable following the Company’s failure to obtain such Stockholder Approval.

Required Vote of Stockholders

The approval of the Issuance Proposal requires that a quorum exist, and the affirmative vote of the majority of shares present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter shall be required to approve the Issuance Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Issuance Proposal. Under applicable Nasdaq Stock Market listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as the Issuance Proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of the Issuance Proposal.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL, OF (I) THE ISSUANCE, IN ACCORDANCE WITH NASDAQ RULE 5635(D), OF 20% OR MORE OF OUR COMMON STOCK INCLUDING THE ISSUANCE OF THE COMMON WARRANTS AND SUBJECT TO THE TERMS OF THE COMMON WARRANTS, ANY RESULTING ISSUANCE OF WARRANT SHARES INCLUSIVE OF THE TERMS OF THE ADJUSTMENT, PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED NOVEMBER 13, 2024, BY AND BETWEEN US AND CERTAIN ACCREDITED INVESTORS AND (II) THE FOLLOWING ADJUSTMENTS CONTAINED WITHIN THE SERIES A WARRANTS AND SERIES B WARRANTS: (A) The reduction of the Common Warrants’ exercise price to a price equal to the lesser of (i) the then exercise price and (ii) lowest vwap during the period commencing five trading days immediately preceding and the five trading days commencing on the date the Company effects a reverse stock split in the future with a proportionate increase in the number of shares underlying the Common Warrants; (B) The adjustment contained within the Series A Warrants, providing for a reduction to the exercise price and a proportionate increase in the number of shares underlying the Series A Warrants upon issuance of the common stock or common stock equivalents at a price per share that is less than the exercise price of each Series A Warrant; (C) A reduction to the exercise price to equal the lowest of (X) the exercise price then in effect, (Y) the lowest daily VWAP for the 10-trading day period commencing on the first trading day following the Shareholder Approval Date, and ending following the close of trading on the 10th trading day thereafter, and (Z) the lowest VWAP during the period commencing five (5) consecutive Trading Days immediately preceding the eleventh (11th) trading day following the Stockholder Approval Date; AND (D) THE PROVISION CONTAINED WITHIN THE SERIES B WARRANTS PROVIDING FOR AN ALTERNATIVE CASHLESS EXERCISE FEATURE PURSUANT TO WHICH THE HOLDER OF THE SERIES B WARRANT HAS THE RIGHT TO RECEIVE AN AGGREGATE NUMBER OF SHARES OF COMMON STOCK EQUAL TO THE PRODUCT OF (X) THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK THAT WOULD BE ISSUABLE UPON A CASHLESS EXERCISE OF THE SERIES B WARRANT AND (Y) 3.0. AND (III) UPON THE STOCKHOLDER APPROVAL DATE ANY ADJUSTMENT TO THE EXERCISE PRICE OF AND NUMBER OF SHARES UNDERLYING THE WARRANTS WILL BE SUBJECT TO A FLOOR PRICE OF $0.28.

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PROPOSAL 2

APPROVAL OF REVERSE STOCK SPLIT

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Certificate of Incorporation to authorize our Board to effect the Reverse Stock Split (the “Reverse Stock Split Charter Amendment”) of our issued and outstanding shares of common stock at a specific ratio, ranging from one-for-two (1:2) to one-for-twenty (1:20) (the “Approved Split Ratios”), to be determined by the Board. A vote for this Proposal 2 will constitute approval of the Reverse Stock Split that, once authorized by the Board and effected by filing the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, will combine between two and 20 shares of our common stock into one share of our common stock. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment set forth in Appendix A of this Proxy Statement to effect the Reverse Stock Split as set forth in the Reverse Stock Split Charter Amendment, subject to the Board’s determination, in its sole discretion, whether or not to implement the Reverse Stock Split, as well as the specific ratio within the range of the Approved Split Ratios, and provided that the Reverse Stock Split must be effected on or prior to the one-year anniversary date of the Special Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Stock Split.

If adopted and approved by the holders of our outstanding voting securities, the Reverse Stock Split would be applied at an Approved Split Ratio approved by the Board prior to the one-year anniversary date of the Special Meeting. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq. As we have previously reported, on May 26, 2023, we received notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of our common stock for the prior 30 consecutive business days, we were not in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). We had 180 days from May 26, 2023, or through November 22, 2023, to regain compliance with the Bid Price Rule.

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On November 24, 2023, we received a second letter from Nasdaq notifying the Company that it had been granted an additional 180 calendar days, or until May 20, 2024 (the “Extended Compliance Period”), to regain compliance with the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

On May 17, 2024, in order to regain compliance with the Bid Price Rule, we filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware which effected, as of 4:30 p.m. Eastern Time, on May 17, 2024, a one-for-five reverse stock split of our issued and outstanding shares of common stock (the “May Reverse Split”). Following the May Reverse Split, the number of shares of common stock outstanding was proportionally reduced. The shares of common stock underlying the outstanding stock options and warrants were similarly adjusted along with corresponding adjustments to their exercise prices. The May Reverse Split also proportionally reduced the total number of authorized shares of common stock from 500,000,000 shares to 100,000,000 shares.

On May 21, 2024, we received a third letter from Nasdaq (the “Letter”) notifying us that it had not regained compliance with the Bid Price Rule during the Extended Compliance Period. The Letter also notified us that our Form 10-Q for the period ended March 31, 2024, indicates that we no longer meet the $2,500,000 minimum stockholders’ equity requirement for continued listing set forth under Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”). Pursuant to Listing Rule 5810(d)(2), the failure to comply with the Minimum Stockholders’ Equity Requirement became an additional and separate basis for delisting.

Because we were under review for failure to comply with the Bid Price Rule, we were not eligible to submit a plan to regain compliance. Accordingly, unless we would request an appeal of this determination by May 28, 2024, trading of our common stock would be suspended at the opening of business on May 30, 2024, and a Form 25-NSE would be filed with the Securities and Exchange Commission (the “SEC”). We timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”). The hearing request resulted in a stay of any suspension or delisting action pending the hearing. On August 5, 2024, we received the decision of the Panel, and they granted us an extension until November 18, 2024 to regain compliance with the Minimum Stockholders’ Equity Requirement.

On November 19, 2024, the Company received a compliance letter (the “Compliance Letter”) from Nasdaq, informing the Company that it has regained compliance with the Minimum Stockholders’ Equity Requirement. The Compliance Letter noted, that because the Company’s bid price has closed below the minimum required by the Bid Price Rule following the Offering, the Panel has determined to impose on the Company a Discretionary Panel Monitor, pursuant to Listing Rule 5815(d)(4)(B), for a period of one year from the date of the Compliance Letter, to ensure that the Company maintains long-term compliance with the Minimum Stockholders’ Equity Requirement, the Bid Price Rule, and all of Nasdaq’s continued listing requirements.

Our Board believes that the Reverse Stock Split is necessary to maintain our listing on The Nasdaq Capital Market and maintain compliance with the Bid Price Rule. Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Special Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our common stock from trading. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an OTC market. Many investors likely would not buy or sell our common stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

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Other reasons. The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and may encourage interest and trading in our common stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Stock Split could help increase analyst and broker interest in the common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock and have the desired effect of maintaining compliance with Nasdaq’s Bid Price Rule.

If the Reverse Stock Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the Bid Price Rule. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Stock Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our common stock after the Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

The proposed Reverse Stock Split may decrease the liquidity of our common stock.

The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

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Determination of the Ratio for the Reverse Stock Split

If Proposal 2 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Stock Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-two (1:2) or exceed a ratio of one-for-20 (1:20). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including the historical and projected performance of our common stock, the effect of the Approved Split Ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the Reverse Stock Split. The Board will also consider the impact of the Approved Split Ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of the date of this Proxy Statement, after completion of the Reverse Stock Split, we will have between 724,749 and 7,247,491 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

Principal Effects of the Reverse Stock Split

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of common stock. The proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split.

The following table contains approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:2 to 1:20 Reverse Stock Split, without giving effect to the issuance of any derivative securities, as of November 22, 2024.

After Each Reverse Stock Split Ratio

	Current	1:2	1:20
Common stock Authorized	100,000,000	100,000,000	100,000,000
Common stock Issued and Outstanding	14,494,983	7,247,491	724,749
Number of Shares of common stock Reserved for Issuance(1)	29,361,874	14,680,937	1,468,093
Number of Shares of common stock Authorized but Unissued and Unreserved	56,143,143	28,071,571	2,807,157
Price per share, based on the closing price of our common stock on the Record Date(2)	$1.38	$2.76	$27.60

(1)	Includes shares reserved for issuance under the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”) and the Company’s 2024 Equity Incentive Plan (the “2024 Plan”).

(2)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the common stock on the Record Date.

After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on Nasdaq under the symbol “GCTK”, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

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Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of November 22, 2024, and are on a pre-Reverse Stock Split basis), including:

●	179,014 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $2.45 per share, under our 2010 Plan.
●	16,442 shares of awarded but unissued restricted stock under our 2010 Plan;
●	2,621 shares of awarded but unissued restricted stock units under our 2010 Plan;

●	8,760 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $2.08 per share, under our 2024 Plan;
●	54,248 shares of awarded but unissued restricted stock under our 2024 Plan;
●	0 shares of awarded but unissued restricted stock units under our 2024 Plan;

●	1,362,000 shares of common stock issuable upon exercise of the Pre-Funded Warrants;
●	9,834,957 shares of common stock issuable upon exercise of the Series A Warrants (not accounting for Adjustments); and
●	9,834,957 shares of common stock issuable upon exercise of the Series B Warrants (not accounting for Adjustments).

The adjustments to the above securities, as required by the Reverse Stock Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of November 22, 2024, we had 65,629 shares and 2,675,636 shares of common stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2010 Plan and 2024 Plan, respectively. Pursuant to the terms of the 2010 Plan and the 2024 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2010 Plan and the 2024 Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2024 Plan will be similarly adjusted.

Effective Date

The proposed Reverse Stock Split would become effective on the date of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On the effective date, shares of common stock issued and outstanding shares of common stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Approved Split Ratio set forth in this Proposal 2. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

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Record and Beneficial Stockholders

If the Reverse Stock Split is authorized by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares of common stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the Reverse Stock Split is authorized by the stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Stock Split selected by the Board. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 2 and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

15

We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Split.

A stockholder of our common stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Votes Required

Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.

Pursuant to the DCGL Change, approval and adoption of this Proposal 2 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 2. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT.

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PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 250,000,000

Overview

Our Board has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 to 250,000,000 (the “Charter Amendment”). The increase in our authorized shares of common stock will become effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware. If the Charter Amendment to increase our authorized shares of common stock is approved by the stockholders at the Special Meeting, we intend to file the Charter Amendment as soon as practicable following the Special Meeting. The Board reserves the right, notwithstanding stockholder approval of the Charter Amendment and without further action by our stockholders, not to proceed with the Charter Amendment at any time before it becomes effective.

The form of Charter Amendment is set forth as Appendix B to this Proxy Statement (subject to any changes required by applicable law, or any changes that might be required in connection with the approval of the Reverse Stock Split Proposal).

Outstanding Shares and Purpose of the Proposal

Our Certificate of Incorporation currently authorizes us to issue a maximum of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. As of the Record Date, we had no shares of preferred stock issued and outstanding and the Charter Amendment does not affect the number of authorized shares of preferred stock. Our issued and outstanding securities, as of the record date, are as follows:

●	5,772,026 shares of our common stock;

●	1,362,000 shares of our common stock issuable upon the exercise of Pre-Funded Warrants;

●	25,126,161 shares of our common stock issuable upon the exercise of outstanding warrants (including the Common Warrants, assuming Stockholder Approval, but not accounting for any Adjustments); and

●	190,353 shares of our common stock issuable upon the exercise of outstanding options.

The approval of the Charter Amendment to increase our authorized shares of common stock is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2024 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2024 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Charter Amendment. Further, as discussed above, if the Issuance Proposal is approved, the outstanding Common Warrants are exercisable for an aggregate of a maximum of 254,303,888 shares of common stock.

17

The increase in authorized shares of our common stock under the Charter Amendment will not have any immediate effect on the rights of existing stockholders. However, because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of our common stock may include:

●	Stockholders may experience further dilution of their ownership;

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders;

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; and

●	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Except as disclosed in this proxy statement, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of the proposed new authorization of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Required Vote of Stockholders

Pursuant to the DCGL Change, approval and adoption of this Proposal 3 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 3. Abstentions and “broker non-votes”, if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 3.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

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PROPOSAL 4

ADJOURNMENT PROPOSAL

Holders of Company common stock are being asked to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the Board of Directors to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board of Directors could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

This Adjournment Proposal will be presented to stockholders at the Special Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Issuance Proposal, the Reverse Stock Split Proposal, or the Charter Amendment Proposal or to constitute a quorum.

If, at the Special Meeting, the number of shares present or represented and voting to approve the presented Proposals is not sufficient to approve the Issuance Proposal, the Reverse Stock Split Proposal, the Charter Amendment Proposal or if a quorum is not present, the Board of Directors currently intends to move to adjourn the Special Meeting to enable the Board of Directors to solicit additional proxies for the approval of the Issuance Proposal, the Reverse Stock Split Proposal, and the Charter Amendment Proposal.

Required Vote of Stockholders

The approval of Proposal 4 requires that holders of a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote thereon vote “FOR” Proposal 4. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because Proposal 4 is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

Recommendation of our Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the proxy materials either now or in the future, please contact our Corporate Secretary either by calling (201) 842-7715 or by mailing a request to Attn: Corporate Secretary, 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070. Upon written or oral request to the Corporate Secretary, the Company will provide a separate copy of the proxy materials. In addition, stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Chief Financial Officer at the address provided herein for our corporate offices in New Jersey no later than December 3, 2024. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to our Chief Financial Officer, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than December 27, 2024, and no later than January 26, 2025. If a stockholder fails to provide timely notice of a proposal to be presented at our 2024 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

/s/ Paul Goode
Paul Goode Chief Executive Officer

Rutherford, New Jersey

       , 2024

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Appendix A

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF GLUCOTRACK, INC.

Glucotrack, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Glucotrack, Inc.

2. The Certificate of Incorporation of the Corporation is amended by replacing Article IV with the following:

“The total number of shares of common stock which the Corporation is authorized to issue is 100,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.

The Board of Directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each ( ) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

The Reverse Stock Split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of 9:00 a.m., Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

GLUCOTRACK, INC.

By:
Name:	Paul V. Goode
Name:	Chief Executive Officer

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Appendix B

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF GLUCOTRACK, INC.

Glucotrack, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Glucotrack, Inc.

2. The Certificate of Incorporation of the Corporation is hereby amended to increase the authorized shares of the Corporation’s common stock, par value $0.001 per share, by deleting the first paragraph under Article IV and replacing such paragraph with the following:

“The total number of shares of common stock which the Corporation is authorized to issue is 250,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5. This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby shall be effective immediately upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

GLUCOTRACK, INC.

By:
Name:	Paul V. Goode
Name:	Chief Executive Officer

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PRELIMINARY PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GCTK2024SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59649-S01928

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLUCOTRACK, INC.

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

V59650-S01928

GLUCOTRACK, INC.
SPECIAL MEETING OF STOCKHOLDERS
[.], 2024 [.] ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder hereby appoints Paul V. Goode (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side